                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     Each of the undersigned directors and/or officers of Carbon Energy Corporation (the "Company") hereby authorizes Patrick R. McDonald and Kevin D. Struzeski, and each of them, as their true and lawful attorneys-in-fact and agents (1) to sign in the name of the undersigned and file with the Securities and Exchange Commission the Company's annual report on Form 10-K, for the fiscal year ended December 31, 1999, and any amendments to such annual report; and (2) to take any and all actions necessary or required in connection with such annual report to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


Signature                                      Title                                    Date
---------                                      -----                                    ----

  /s/ Patrick R. McDonald                      Director and President                   ______________
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Patrick R. McDonald


  /s/ Kevin D. Struzeski                       Treasurer and Chief Financial            ______________
---------------------------------------        Officer
Kevin D. Struzeski


  /s/ Cortlandt S. Dietler                     Director                                 ______________
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Cortlandt S. Dietler


  /s/ David H. Kennedy                         Director                                 ______________
---------------------------------------
David H. Kennedy


  /s/ Bryan H. Lawrence                        Director                                 ______________
---------------------------------------
Bryan H. Lawrence


  /s/ Peter A. Leidel                          Director                                 March 27, 2000
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Peter A. Leidel


  /s/ Harry A. Trueblood, Jr.                  Director                                 March 27, 2000
---------------------------------------
Harry A. Trueblood, Jr.
